                   TENET HEALTHCARE CORPORATION ("TENET")            EXHIBIT 21
                            Subsidiary Corporations
                            Revised August 24, 1995

Note:  All subsidiaries are 100% owned by "Tenet" unless otherwise indicated.

American Medical Holdings, Inc. (see attached Exhibit A for subsidiaries of American Medical Holdings, Inc.)
Assured Investors Life Company
  (a)  Stanislaus Life Insurance Company
H.F.I.C. Management Company, Inc.
  (a)  Health Facilities Insurance Corp., Ltd. - Bermuda
International-NME, Inc.
  (a)  LEIR Canada, Inc.
  (a)  N.M.E. International (Cayman) Limited - Cayman Islands, B.W.I.
       (b)  B.V. Hospital Management - Netherlands
       (b)  Pacific Medical Enterprises Sdn. Bhd. - Malaysia
       (b)  Westminster Health Care Holdings PLC (UK) - ownership - N.M.E.
                                                 International (Cayman) Limited
                                                 (42%) and publicly owned (58%)

            (c)  Hyacinth Sdn. Bhd. - ownership - Pacific Medical Enterprises
                    Sdn. Bhd.
  (a)  Subang Jaya Medical Center Sdn. Bhd.- ownership - International NME, Inc.
                    (30%) and non related (70%)
  (a)  Bumrungrad Medical Center Limited - ownership - NME Asia Pte Limited
                    (40%) Bumrungrad Public Hospital (55%) and IFC (5%)
  (a)  Medicalia International, B.V. - Netherlands
  (a)  NME Spain, S.A.
  (a)  NME UK Properties, Limited
NME (Australia) Pty., Limited
  (a) Australian Medical Enterprises Ltd. - ownership - NME (Australia) Pty
                    Limited (51.94%) and publicly owned (48.06%)
       (b)  AME Trust (Formerly: Markalinga Trust)
       (b)  AME Hospitals Pty Limited (Formerly: Markalinga Nom Pty Ltd.)
       (b)  Victoria House Holdings Pty Ltd.
NME Headquarters, Inc.
NME Hospitals, Inc.
  (a)  Brookhaven Hospital, Inc.
       (b)  Brookhaven Pavilion, Inc.
  (a)  Germantown Community Hospital-Methodist East, Inc.
  (a)  Manteca Medical Management, Inc.
  (a)  Tenetsub Texas, Inc.
  (a)  Tenet Hospitals Limited - ownership - NME Hospitals, Inc. (1%)
                                             Tenetsub Texas, Inc. (99%)
  (a)  National Managed Med, Inc.
  (a)  National Med, Inc.
  (a)  National Medical Hospital of Tullahoma, Inc.
  (a)  National Medical Hospital of Wilson County, Inc.
  (a)  National Medical Services, Inc.
  (a)  National Medical Ventures, Inc.
       (b)  Litho I - LP
       (b)  McHenry Surgery Center Partners, Ltd - LP
       (b)  Redding Surgi Center - LP
  (a)  NM Ventures - California, Inc.
  (a)  NM Ventures of North County, Inc.
  (a)  NME Hospitals Dallas, Inc.
  (a)  NME Medical de Mexico, S.A. de C.V.
  (a)  NMV Hollywood, Inc.
       (b)  Hollywood Medical Center - LP
  (a)  NMV Tennessee

  (a)  NMV-II, Inc.
       (b)  West Boca OB Unit - LP
  (a)  NMV Texas, Inc.
  (a)  Preferred Medical Systems of California, Inc.
  (a)  Rehabilitative Driving Resources, Inc.
  (a)  South Dade Healthcare Ventures, LC
  (a)  West Coast PT Clinic, Inc.
  (a)  Tenetsub (Mercy & Baptist Medical Center), Inc.
  (a)  Tenet Healthcare-Florida, Inc.
NME PIP Funding I, Inc.
NME Properties Corp.
  (a)  AK, Inc.
  (a)  Cascade Insurance Company, Ltd.
  (a)  Guardian Medical Services, Inc.
  (a)  Hammond Holiday Home, Inc.
  (a) Total Renal Care. Inc. ownership - NME Properties Corp. (23%) - DLJ Merchant Banking Partners, L.P. (59%) - Management (5%) - publicly owned (13%)
  (a)  NME Properties, Inc.
       (b)  Lake Health Care Facilities, Inc.
       (b)  NME Properties of Western Michigan, Inc.
       (b)  NME Properties West, Inc.
            (c)  Morgan Manors, Inc.
       (b)  Northwest Continuum Care Center, Inc.
  (a)  NME Property Corp of Texas
  (a)  NME Property Holding Co., Inc.
  (a)  Sedgwick Convalescent Center, Inc.
NME Rehabilitation Properties, Inc.
  (a)  R.H.S.C. Prosthetics, Inc.
  (a)  Rehabilitation Hospital Division Consolidation, Inc.
NME Specialty Hospitals, Inc.
  (a)  National Medical Specialty Hospital of Redding
  (a)  NME Management Services, Inc.
  (a)  NME New Beginnings, Inc.
       (b)  Addiction Treatment Centers of Maryland, Inc.
       (b)  Alcoholism Treatment Centers of New Jersey, Inc.
       (b)  Health Institutes, Inc.
            (c)  Fenwick Hall, Inc.
            (c)  Health Institutes Investments, Inc.
       (b)  NME New Beginnings-Western, Inc.
            (c)  Norquest/RCA-W Bitter Lake Partnership
  (a)  NME Partial Hospital Services Corporation
  (a)  NME Psychiatric Hospitals, Inc.
       (b)  The Huron Corporation
  (a)  NME Rehabilitation Hospitals, Inc.
  (a)  Psychiatric Management Services Company
NME Psychiatric Properties, Inc.
  (a)  Alvarado Parkway Institute, Inc.
  (a)  Baywood Hospital, Inc.
  (a)  Brawner Hospital, Inc.
  (a)  Contemporary Psychiatric Hospitals, Inc.
  (a)  Elmcrest Manor Psychiatric Institute, Inc.
  (a)  Gwinnett Psychiatric Institute, Inc.
  (a)  Jefferson Hospital, Inc.
  (a)  Lake Hospital and Clinic, Inc. - ownership - NME Psychiatric Properties,
                            Inc. (97.875%) and Ralph Mollycheck, M.D. (2.125%)
  (a)  Lakewood Psychiatric Hospitals, Inc.
  (a)  Laurel Oaks Residential Treatment Center, Inc.
  (a)  Leesburg Institute, Inc.

  (a)  Manatee Palms Residential Treatment Center, Inc.
  (a)  Manatee Palms Therapeutic Group Home, Inc.
  (a)  Medfield Residential Treatment Center, Inc.
  (a)  Modesto Psychiatric Hospitals, Inc.
  (a)  Modesto Psychiatric Realty, Inc.
  (a)  Nashua Brookside Hospital, Inc.
  (a)  North Houston Healthcare Campus, Inc.
  (a)  Northeast Behavioral Health, Inc.
  (a)  Northeast Psychiatric Associates - 2, Inc.
  (a)  Outpatient Recovery Centers, Inc.
  (a)  P.D. at New Baltimore, Inc.
  (a)  P.I.A. Alexandria, Inc.
  (a)  P.I.A. Canoga Park, Inc.
  (a)  P.I.A. Cape Girardeau, Inc.
  (a)  P.I.A. Capital City, Inc.
  (a)  P.I.A. Central Jersey, Inc.
  (a)  P.I.A. Colorado, Inc.
  (a)  P.I.A. Connecticut Development Company, Inc.
  (a)  P.I.A. Cook County, Inc.
  (a)  P.I.A. Denton, Inc.
  (a)  P.I.A. Detroit, Inc.
       (b) Harbor Oaks Hospital Limited Partnership
  (a)  P.I.A. Educational Institute, Inc.
  (a)  P.I.A. of Fort Worth, Inc.
  (a)  P.I.A. Green Bay, Inc.
  (a)  P.I.A. Highland, Inc.
       (b) Highland Psychiatric Associates -  ownership-P.I.A. Highland,
                                                  Inc.(50%) and Psychiatric
                                                  Facility at
                                                  Asheville,Inc.(50%)
  (a)  P.I.A. Highland Realty, Inc.
       (b) Highland Realty Associates - ownership-(Limited Partnership) - P.I.A.
                                                  Highland Realty, Inc.(49%)
                                                  Psychiatric Facility at
                                                  Ashville, Inc. (49%)
                       (General Partnership) - P.I.A. Highland Realty, Inc.(1%)
                                                  Psychiatric Facility at
                                                  Ashville, Inc.(1%)
  (a)  P.I.A. Indianapolis, Inc.
  (a)  P.I.A. Kansas City, Inc.
  (a)  P.I.A. Lincoln, Inc.
  (a)  P.I.A. Long Beach, Inc.
  (a)  P.I.A. Maryland, Inc.
  (a)  P.I.A. Michigan City, Inc.
  (a)  P.I.A. Milwaukee, Inc.
  (a)  P.I.A. Modesto, Inc.
  (a)  P.I.A. Naperville, Inc.
  (a)  P.I.A. New Jersey, Inc.
  (a)  P.I.A. North Jersey, Inc.
  (a)  P.I.A. Northern New Mexico, Inc.
  (a)  P.I.A. Panama City, Inc.
  (a)  P.I.A. Randolph, Inc.
  (a)  P.I.A. Rockford, Inc.
  (a)  P.I.A. of Rocky Mount, Inc.
  (a)  P.I.A. Salt Lake City, Inc.
  (a)  P.I.A. San Antonio, Inc.
  (a)  P.I.A. San Ramon, Inc.
  (a)  P.I.A. Sarasota Palms, Inc.
  (a)  P.I.A. Seattle, Inc.
  (a)  P.I.A. Slidell, Inc.
  (a)  P.I.A. Solano, Inc.
  (a)  P.I.A. Specialty Press, Inc.

  (a)  P.I.A. Stafford, Inc.
  (a)  P.I.A. Stockton, Inc.
  (a)  P.I.A. Tacoma, Inc.
  (a)  P.I.A. Tidewater Realty, Inc.
       (b)  I.P.T. Associates
  (a)  P.I.A. Topeka, Inc.
  (a)  P.I.A. Visalia, Inc.
  (a)  P.I.A. Waxahachie, Inc.
  (a)  P.I.A. Westbank, Inc.
  (a)  P.I.A.C. Realty Company, Inc.
  (a)  PIAFCO, Inc.
  (a)  Pinewood Hospital, Inc.
  (a)  Potomac Ridge Treatment Center, Inc.
  (a)  Psychiatric Division Consolidation, Inc.
  (a)  Psychiatric Facility at Amarillo, Inc.
  (a)  Psychiatric Facility at Asheville, Inc.
  (a)  Psychiatric Facility at Azusa, Inc.
  (a)  Psychiatric Facility at Evansville, Inc.
  (a)  Psychiatric Facility at Lafayette, Inc.
  (a)  Psychiatric Facility at Lawton, Inc.
  (a)  Psychiatric Facility at Medfield, Inc.
  (a)  Psychiatric Facility at Memphis, Inc.
  (a)  Psychiatric Facility at Palm Springs, Inc.
  (a)  Psychiatric Facility at Yorba Linda, Inc.
  (a)  Psychiatric Institute of Alabama, Inc.
  (a)  Psychiatric Institute of Atlanta, Inc.
  (a)  Psychiatric Institute of Bedford, Inc.
  (a)  Psychiatric Institute of Bucks County, Inc.
  (a)  Psychiatric Institute of Chester County, Inc.
  (a)  Psychiatric Institute of Columbus, Inc.
  (a)  Psychiatric Institute of Delray, Inc.
  (a)  Psychiatric Institute of Northern Kentucky, Inc.
  (a)  Psychiatric Institute of Northern New Jersey, Inc.
  (a)  Psychiatric Institute of Orlando, Inc.
  (a)  Psychiatric Institute of Richmond, Inc.
  (a)  Psychiatric Institute of San Jose, Inc.
  (a)  Psychiatric Institute of Sherman, Inc.
  (a)  Psychiatric Institute of Washington, D.C., Inc.
  (a)  Residential Treatment Center of Memphis, Inc.
  (a)  Residential Treatment Center of Montgomery County, Inc.
  (a)  The Residential Treatment Center of the Palm Beaches, Inc.
  (a)  RiverWood Center, Inc.
  (a)  Sandpiper Company, Inc.
  (a)  Southern Crescent Psychiatric Institute, Inc.
  (a)  Southwood Psychiatric Centers, Inc.
  (a)  Springwood Residential Treatment Centers, Inc.
  (a)  Tidewater Psychiatric Institute, Inc.
  (a)  The Treatment Center at Bedford, Inc.
  (a)  Tucson Psychiatric Institute, Inc.
  (a)  Tulsa County Health Services, Inc.
Northshore Hospital Management Corporation (LA)
Syndicated Office Systems
Wilshire Rental Corp.
Women's Medical Center of America, Inc.

                                                                       EXHIBIT A

                         AMERICAN MEDICAL HOLDINGS, INC
                         ------------------------------
                 ORGANIZATIONAL CHART OF CORPORATE SUBSIDIARIES
                  [100% ownership unless otherwise indicated]


AMERICAN MEDICAL HOLDINGS, INC. (DELAWARE)
------------------------------------------

  AMERICAN MEDICAL INTERNATIONAL, INC. (DELAWARE)

   ALABAMA HEALTH CONNECTION, INC. (Alabama)

   ALABAMA MEDICAL GROUP, INC. [FORMERLY KNOWN AS BROOKWOOD PRIMARY CARE CENTERS, INC.] (Alabama)

   AMERICAN MEDICAL (CENTRAL), INC. (California)
     Amisub (Heights), Inc. (Delaware)
     Amisub (Park Place MRI), Inc. (Texas)
     Amisub of Texas, Inc. (Delaware) (11.05%)/1/
     Amisub (Twelve Oaks), Inc. (Delaware)
     Lifemark Hospitals, Inc. (Delaware)
       Amisub (Brownsville MRI), Inc. (Texas)
       Amisub of Texas, Inc. (Delaware) (63.68%)
       Lifemark Hospitals of Florida, Inc. (Florida)
          Palmetto Medical Plan, Inc. (Florida) (50%)
          Pain Management Center of Tampa, Inc. (Florida)
          T&C and USF Ob/Gyn Center, Inc. (Florida)
       Lifemark Hospitals of Louisiana, Inc. (Louisiana)
          Kenner Regional Clinical Services, Inc. (Louisiana) Lifemark Hospitals of Missouri, Inc. (Missouri) Regional Alternative Health Services, Inc. (Missouri) Houston Specialty Hospital, Inc. (Texas)
       Memphis Specialty Hospital, Inc. (Tennessee)
       Tenet Investments-Kenner, Inc. (Louisiana)
       Wilson County Management Services, Inc. (Tennessee)

     Texas Southwest Healthservices, Inc. (Texas)

  AMERICAN MEDICAL FINANCE COMPANY (Delaware)

  AMERICAN MEDICAL HOME CARE, INC. (Delaware)

  AMERICAN PURCHASING SERVICES, INC. (California)

______________________________

/1/1.   Lifemark Hospitals, Inc.-63.68%
        American Medical International, Inc.-19.75%
        Brookwood Health Services, Inc.-5.10%
        AMI Information Systems Group, Inc.-.42%

  AMI AMBULATORY CENTRES, INC. (Florida)
     Surgical Services, Inc. (Florida) (80%)/2/
       Ambulatory Care - Broward Development Corp. (Florida)
       Surgical Services of South Lauderdale, Inc. (Florida)
       Surgical Services of West Dade, Inc. (Florida)

  AMI ARKANSAS, INC. (Arkansas)

  AMI BROKERAGE SERVICES, INC. (Texas)

  AMI DIAGNOSTIC SERVICES, INC. (Nevada)

  AMI INFORMATION SYSTEMS GROUP, INC. (California)
     American Medical International B.V. (Netherlands)
       American Medical International N.V. (Netherlands Antilles)
     Amisub of Texas, Inc. (Delaware) (.42%)

  AMI SYSTEM SERVICES, INC. (Delaware)

  AMISUB (AMERICAN HOSPITAL), INC. (Florida)

  AMISUB (CULVER UNION HOSPITAL), INC. (Indiana)

  AMISUB DEVELOPMENT OF SOUTH CAROLINA, INC. (South Carolina)
     Hilton Head Clinics, Inc. (South Carolina)

  AMISUB (FLORIDA VENTURES), INC. (Florida)
     PBG Outpatient Services, Inc. (Florida)
     Brookwood Diagnostic Center of Tampa, Inc. (Florida)
     Lauderdale Clinical Services, Inc. (Florida)
     Ft. Lauderdale Surgery Center, Inc. (Florida)
     Tampa MOB 107, Inc. (Florida)
     Tampa MOB 104, Inc. (Florida)
     Tampa 8313 West Hillsborough, Inc. (Florida)
     Tampa 4802 Gunn Highway, Inc. (Florida)
     Center for Quality Care, Inc. (Florida)
     Tampa 418 W. Platt St., Inc. (Florida)

  AMISUB (GTS), INC. (Nevada)

  AMISUB (HILTON HEAD), INC. (South Carolina)

  AMISUB (IRVINE MEDICAL CENTER), INC. (California)
     Alexa Integrated Medical Management, Inc. (California) (50%)/3/

_________________________

/2/2.  Randy Phillips-20%

/3/3.  David L. Tsoong, M.D.-50%

  AMISUB (MCINTOSH TRAIL REGIONAL MEDICAL CENTER), INC. (Georgia)
     HEALTH INTERNATIONAL, INC. (GEORGIA)

  AMISUB (NORTH RIDGE HOSPITAL), INC. (Florida)
     FL Health Complex, Inc. (Florida)
     North Ridge Carenet, Inc. (Florida)
     North Ridge Partners, Inc. (Florida)
     North Ridge Physician-Hospital Organization, Inc. (Florida) (50%)/4/


  AMISUB OF CALIFORNIA, INC. (California)
     New H Holdings Corp. (Delaware) (.5%)/5/
     Valley Doctors' Hospital (California)
       Vista Specialty Hospital, Inc. (California)
       Quality Medical Management, Inc. (California) (50%)/6/
     Physician Practice Management Corporation (California)
     Park Plaza Retail Pharmacy, Inc. (Texas)

  AMISUB OF NORTH CAROLINA, INC. (North Carolina)
     CENTRAL CALIFORNIA MANAGEMENT SERVICES ORGANIZATION, INC. (NORTH CAROLINA)

  AMISUB (SMHS), INC. (Florida)

  AMISUB OF SOUTH CAROLINA, INC. (South Carolina)
     Piedmont Medical Services Company (South Carolina)
     Piedmont One, Inc. (South Carolina)
     Piedmont Two, Inc. (South Carolina)
     Piedmont Three, Inc. (South Carolina)
     Piedmont Four, Inc. (South Carolina)
     Piedmont Five, Inc.  (South Carolina)
     Piedmont Six, Inc. (South Carolina)
     Piedmont Seven, Inc.  (South Carolina)
     Piedmont Eight, Inc. (South Carolina)
     Piedmont Nine, Inc. (South Carolina)

  AMISUB (PSL), INC. (Colorado)

  AMISUB (SAINT JOSEPH HOSPITAL), INC. (Nebraska)
     Saint Joseph Mental Health Plans, Inc. (Nebraska)
     Home-Base Family and Addiction Therapy, Inc. (75%) (Nebraska)

  AMISUB (SFH), INC. (Tennessee)


_____________________

/4/4.  Physicians-50%

/5/5.  American Medical International,Inc.-99%
       Brookwood Health Services, Inc.-.5%

/6/6.  Physicians-50%

  AMISUB (SIERRA VISTA), INC. (California)

  AMISUB OF TEXAS, INC. (Delaware) (19.75%)

  AMISUB TGDA, INC. (Delaware)

  ARKANSAS HEALTHCARE SERVICES, INC. (Arkansas)

  BROOKWOOD CENTER DEVELOPMENT CORPORATION (Alabama)
     Hoover Doctors Group, Inc. (Alabama)
     Medplex Outpatient Medical Centers, Inc. (Alabama)

  BROOKWOOD DEVELOPMENT, INC. (Alabama)
     Alabama Health Services, Inc. (Alabama) (33 1/3%)/7/
     Alabama Health Services (St. Clair), L.L.C. (33 1/3%)/8/

  BROOKWOOD HEALTH SERVICES, INC. (Alabama)
     Amisub of Texas, Inc. (Delaware) (5.10%)
     Brookwood Medical Center of Tampa, Inc. (Florida)
     Brookwood - Riverchase Primary Care Center, Inc. (Alabama)
     Estes Health Care Centers, Inc. (Delaware)
     New H Holdings Corp. (Delaware) (.5%)

  CENTRAL ARKANSAS HOSPITAL, INC. (Arkansas)

  COLUMBIA LAND DEVELOPMENT, INC. (Missouri)

  CUMMING MEDICAL VENTURES, INC. (Georgia)

  EAST COOPER COMMUNITY HOSPITAL, INC. (South Carolina)
     Charleston Health Services Organization, Inc. (South Carolina)

  EASTERN PROFESSIONAL PROPERTIES, INC. (Delaware)

  FLORIDA HEALTH NETWORK, INC. (Florida)

  FRYE REGIONAL MEDICAL CENTER, INC. (North Carolina)
     Frye Home Infusion, Inc. (North Carolina)
     Piedmont Health Alliance, Inc. (North Carolina) (50%)/9/

  GEORGIA HEALTH SERVICES, INC. (Georgia)

___________________________

/7/7.  Eastern Health System, Inc.-33 1/3%
       St. Vincent's Hospital-33 1/3%

/8/8.  HEALTH SERVICES, INC. - 33 1/3%
       UNIVERSAL HEALTH SERVICES - 33 1/3%

/9/9.  Physicians-50%

  HEARTLAND CORPORATION (Nebraska)
     Prairie Medical Clinic, Inc. (Nebraska)
     Heartland Physicians, Inc. (Nebraska)

  INHALATION THERAPY SERVICES, INC. (Delaware)

  KENNER REGIONAL MEDICAL CENTER, INC. (Louisiana)

  LUCY LEE HOSPITAL, INC. (Missouri)

  MEDICAL CENTER OF GARDEN GROVE (California)
     Mid-Orange Medical Management (California) (50%)/10/

  MEDICAL COLLECTIONS, INC. (Alabama)

  MID-CONTINENT MEDICAL PRACTICES, INC. (Missouri)

  MISSOURI HEALTH SERVICES, INC. (Missouri)

  NATIONAL PARK MEDICAL CENTER, INC. (Arkansas)

  NEW H HOLDINGS CORP. (Delaware) (99%)
     New H Acute, Inc. (Delaware)
       New H South Bay, Inc. (California)
       AMI West Alabama, Inc. (Alabama)
     Amiwoodbroke, Inc. (Massachusetts)

  NORTH CAROLINA HEALTH SERVICES, INC. (North Carolina)

  NORTH FULTON IMAGING VENTURES, INC. (Georgia)

  NORTH FULTON MEDICAL CENTER, INC. (Georgia)
     North Fulton Health Care Associates, Inc. (Georgia)
     North Fulton Regional Cancer Center, Inc. (Georgia)
     North Fulton 001, Inc. (Georgia)
     North Fulton 002, Inc. (Georgia)
     North Fulton 003, Inc. (Georgia)
     North Fulton 004, Inc. (Georgia)
     North Fulton 005, Inc. (Georgia)
     North Fulton 006, Inc. (Georgia)
     North Fulton 007, Inc. (Georgia)
     North Fulton 008, Inc. (Georgia)
     North Fulton 009, Inc. (Georgia)
     North Fulton 010, Inc. (Georgia)
     North Fulton 011, Inc. (Georgia)
     North Fulton 012, Inc. (Georgia)

________________________

/10/10.  David L. Tsoong, M.D.-50%

  NORTH FULTON MOB VENTURES, INC. (Georgia)

  OCCUPATIONAL HEALTH MEDICAL SERVICES OF FLORIDA, INC. (Florida)

  PALM BEACH GARDENS COMMUNITY HOSPITAL, INC. (Florida)

  PARTNERS IN SERVICE, INC. (Delaware)

  PHYSICIANS DEVELOPMENT, INC. (Florida)

  PIEDMONT HOME HEALTH, INC. (South Carolina)

  PIEDMONT REHAB CENTER, INC. (North Carolina)

  PINNACLE HEALTHCARE SERVICES, INC. (Tennessee)

  PROFESSIONAL HEALTHCARE SYSTEMS LICENSING CORPORATION (Delaware)

  PROMED PHARMICENTER, INC. (Florida)

  ROSWELL MEDICAL VENTURES, INC. (Georgia)

  SAINT JOSEPH MENTAL HEALTH PHYSICIANS, INC. (Nebraska non-profit)

  SAN DIMAS COMMUNITY HOSPITAL (California)

  SEMO MEDICAL MANAGEMENT COMPANY, INC. (Missouri)

  SIERRA VISTA HOSPITAL, INC. (California)


  SIERRA VISTA SUB ONE, INC. (California)

  SIERRA VISTA SUB TWO, INC. (California)

  SOUTH CAROLINA HEALTH SERVICES, INC. (South Carolina)

  SOUTHEAST MISSOURI LAB, INC.  (Missouri)

  ST. MARY'S REGIONAL MEDICAL CENTER, INC. (Arkansas)
     Amisub (St. Mary's), Inc. (Arkansas)

  TENNESSEE HEALTH SERVICES, INC. (Tennessee)

  TEXAS HEALTHCARE SERVICES, INC. (Texas)

  TEXAS PROFESSIONAL PROPERTIES, INC. (Texas)